January 1, 2023

The Davenport Funds

Davenport Balanced Income Fund (DBALX)

Supplement to the Summary Prospectus Dated August 1, 2022

Changes to the portfolio management team for the Davenport Balanced Income Fund became effective on January 1, 2023 when Adam Bergman was appointed co-portfolio manager and Investment Policy Committee member. Accordingly, the disclosure in the section Management of the Fund - Portfolio Managers on page 6 of the Summary Prospectus is replaced in its entirety as follows:

Portfolio Managers

The equity portion of the Balanced Income Fund is managed by members of the Advisor’s Investment Policy Committee (“IPC”) and the fixed income portion is managed by Kevin J. Hopkins, Jr., CFA, Christopher T. Kelley and William B. Cleland, CFP, subject to oversight by the IPC. The IPC is responsible for determining the Fund’s asset allocations among equity and fixed income investments.

Name	Title with the Advisor	Length of Service to the Fund
*John P. Ackerly, IV, CFA	Senior Vice President and Director	Since inception (2015)
*Michael S. Beall, CFA	Executive Vice President and Director	Since inception (2015)
*Adam Bergman, CFA	Senior Vice President	Since 2023
*E. Trigg Brown, Jr.	Executive Vice President and Director	Since inception (2015)
*Robert B. Giles	Executive Vice President and Director	Since inception (2015)
*Christopher G. Pearson, CFA	Senior Vice President and Director	Since 2019
*Joel M. Ray, CFA	Senior Vice President and Director	Since 2020
*George L. Smith, III, CFA	Senior Vice President and Director	Since inception (2015)
Christopher T. Kelley	Vice President	Since inception (2015)
Kevin J. Hopkins, Jr., CFA	Vice President	Since 2020
William B. Cleland, CFP	Vice President	Since 2021

*Member of the IPC

Please retain this Supplement for future reference